SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  May 26, 1999




                                PHS BANCORP, INC
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Pennsylvania               0-23230          23-2744266
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(State or other jurisdiction      (File No.)        (IRS Employer
     of incorporation)                              Identification
                                                       Number)


1427 Seventh Avenue, Beaver Falls, Pennsylvania          15010
--------------------------------------------------------------------------------
(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code: (724) 846-7300
                                                    ----------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                                PHS BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.           Other Events
                  ------------
                  The Registrant announced that it had received the required approvals necessary to implement a stock repurchase plan to purchase up to 10% of its outstanding Common Stock. The Registrant will purchase up to 24,000 shares of its Common Stock

                  For further details, reference is made to the Press Release dated May 26, 1999, which is attached hereto as Exhibit 99 and incorporated herein by this reference.



Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits
                  -----------------------------------------
                  Exhibit 99 - Press Release dated May 26, 1999.
                  ----------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          PHS BANCORP, INC.



Date: May 26, 1999                        By: /s/James P. Wetzel, Jr.
                                             -----------------------------------
                                              James P. Wetzel, Jr.
                                              President